SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant |_|

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|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials

                     First Litchfield Financial Corporation
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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


                     FIRST LITCHFIELD FINANCIAL CORPORATION

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  May 20, 2009

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 20, 2009

      To the Shareholders of First Litchfield Financial Corporation:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First Litchfield Financial Corporation (the "Company") will be held at 3:00 p.m. on Wednesday, May 20, 2009 at the Torrington Country Club, 250 Torrington Road (Route 4), Goshen, Connecticut, for the following purposes:

1. To elect three (3) nominees to the Board of Directors, who will serve for a term of three (3) years and until their successors are elected and qualified, as described in the Proxy Statement.

2. To ratify the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the year ending December 31, 2009.

3. To approve the Non-Binding Advisory Vote on the Compensation of the Named Executive Officers.

4. To transact such other business as may properly come before the meeting, or any adjournments thereof.

      Only those shareholders of record at the close of business on the 3rd day of April, 2009 are entitled to notice of, and to vote at this Annual Meeting. A list of those shareholders will be available for inspection by shareholders for ten (10) days preceding the meeting at the office of the Assistant Secretary of the Company at the Company's main office, 13 North Street, Litchfield,
Connecticut, and will also be available for inspection by shareholders at the Annual Meeting.

                                         BY ORDER OF THE BOARD OF DIRECTORS OF
                                         FIRST LITCHFIELD FINANCIAL CORPORATION

                                         /s/ George M. Madsen

                                         George M. Madsen
                                         Secretary

April 27, 2009

SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN, AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE REGARDLESS OF WHETHER THEY PLAN TO ATTEND THE MEETING. ANY PROXY GIVEN BY A SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED, AND ANY SHAREHOLDER WHO EXECUTES AND RETURNS A PROXY AND WHO ATTENDS THE ANNUAL MEETING MAY WITHDRAW THE PROXY AT ANY TIME BEFORE IT IS VOTED AND VOTE HIS OR HER SHARES IN PERSON. A PROXY MAY BE REVOKED BY GIVING NOTICE TO MICHELLE QUIGLEY, ASSISTANT SECRETARY OF FIRST LITCHFIELD FINANCIAL CORPORATION, IN WRITING PRIOR TO THE TAKING OF A VOTE.

                                 PROXY STATEMENT
                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------
Information Regarding The Annual Meeting                                       1

Security Ownership Of Principal Shareholders                                   3

Proposal 1 - Election Of Directors                                             4

Information About The Directors                                                4

Corporate Governance                                                           6

Audit Committee Report                                                         8

Security Ownership Of Directors, Nominees And Executive Officers               9

Information About The Executive Officers                                      10

Executive Compensation                                                        11

Post Employment Compensation                                                  14

Board of Directors Compensation                                               19

Transactions With Related Persons, Etc.                                       20

Proposal 2 - Ratification of the Appointment of Independent Auditors          21

Audit and Non-Audit Fees                                                      22

Proposal 3 - Non-Binding Advisory Vote on the Compensation of Named
Executive Officers                                                            23

Other Matters                                                                 24

Shareholder Proposals For 2009                                                24

Annual Report to Shareholders                                                 25

            Proxy Statement of First Litchfield Financial Corporation

                        ANNUAL MEETING OF SHAREHOLDERS OF
                     FIRST LITCHFIELD FINANCIAL CORPORATION
                                  May 20, 2009

                             SOLICITATION OF PROXIES

      The enclosed form of proxy (the "Proxy") is solicited by the Board of Directors of FIRST LITCHFIELD FINANCIAL CORPORATION (the "Company"), 13 North Street, Litchfield, Connecticut, 06759, for use at the Annual Meeting of
Shareholders, to be held on Wednesday, May 20, 2009, and at any and all adjournments thereof. Any Proxy given may be revoked at any time before it is actually voted on any matter in accordance with the procedures set forth in the Notice of Annual Meeting. This Proxy Statement and the enclosed form of Proxy are being mailed to shareholders (the "Shareholders") on or about April 27, 2009. The cost of preparing, assembling and mailing this Proxy Statement and the material enclosed herewith is being borne by the Company. In addition to this solicitation by mail, directors, officers and employees of the Company, and its subsidiary The First National Bank of Litchfield (the "Bank"), without additional compensation, may make solicitations personally or by telephone. Upon request, the Company will reimburse banks, brokerage firms and others holding shares in their names or in the names of nominees for their reasonable out-of-pocket expenses in forwarding Proxies and Proxy materials to the beneficial owners of such shares.

                       OUTSTANDING STOCK AND VOTING RIGHTS

      The Board of Directors of the Company has fixed the close of business on April 3, 2009 as the Record Date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 2,356,875 shares of the common stock of the Company (par value $.01 per share) were issued and outstanding and held of record by approximately 403 shareholders (the "Common Stock"), each of which shares is entitled to one vote on all matters to be presented at the Annual Meeting. The holders of one-third of the Company's Common Stock must be present, in person or by proxy, at the Annual Meeting to constitute a quorum. Abstentions and broker non-votes are not treated as having voted in favor of any proposal and are counted as present for establishing a quorum. No other class of the Company's capital stock is entitled to vote at the Annual Meeting. Assuming the presence of a quorum at the Annual Meeting, directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote. The affirmative vote of the majority of the votes cast is required to ratify the appointment of the Company's independent auditors. Shareholders' votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting.

      If the enclosed Proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed but unmarked Proxies will be voted FOR the election of the three (3) nominees for election to the Board of Directors, FOR ratification of appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the year ending December 31,

2009; and FOR approval of the non-binding advisory vote on the Compensation of the Named Executive Officers. The Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the Proxy will vote the shares represented by such Proxy upon such matters as determined by a majority of the Board of Directors. The proxies confer discretionary authority to vote on any matter of which the Company did not have notice at least 45 days prior to the date of the Annual Meeting.

         IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 20, 2009

      Under  the  rules   recently   adopted  by  the  Securities  and  Exchange
Commission, we are now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to our shareholders.

      This Notice, Proxy Statement and the Company's 2008 Annual Report are available at www.cfpproxy.com/4824.

           Voting. If your Common Stock is held by a broker, bank or other nominee (i.e., in "street name"), you should receive instructions from that person or entity that you must follow in order to have your shares of Common Stock voted. If you hold your Common Stock in your own name and not through a broker or another nominee, you may vote your shares of Common Stock:

      o     by using the toll-free telephone number listed on the proxy card,

      o     by using the Internet website listed on the proxy card,

      o by signing, dating and mailing the proxy card in the enclosed postage-paid envelope, or

      o     by attending the Annual Meeting and voting in person.

Whichever of these methods you select to transmit your instructions, the proxy holders will vote your Common Stock in accordance with your instructions. If you give a proxy without specific voting instructions, your proxy will be voted by the proxy holders as recommended by the Board of Directors.

      Vote by Telephone.  If you hold your Common Stock in your own name and not
      -----------------
through your broker or another nominee, you can vote your shares of Common Stock by telephone by dialing the toll-free telephone number printed on your proxy card. Telephone voting is available 24 hours a day until 3:00 a.m., Eastern Time, on May 20, 2009. Easy-to-follow voice prompts allow you to vote your shares of Common Stock and confirm that your instructions have been properly recorded. If you vote by telephone, you do not need to return your proxy card.

      Vote by  Internet.  If you hold your Common Stock in your own name and not
      -----------------
through your broker or another nominee, you can choose to vote via the Internet. The website for Internet voting is printed on your proxy card. Internet voting is available 24 hours a day until 3:00 a.m., Eastern Time, on May 20, 2009. As with telephone voting, you will be given the opportunity to confirm that your instructions have been properly recorded. If you vote via the Internet, you do not need to return your proxy card.

      Vote by Mail.  You can vote by mail by signing,  dating and  returning the
      ------------
enclosed proxy card in the enclosed postage paid envelope.

      Directions to the Torrington Country Club may be obtained by writing to George M. Madsen, Secretary, First Litchfield Financial Corporation, 13 North Street, P.O. Box 578, Litchfield, Connecticut, 06759 or by calling 860-567-6459.

      The information found on, or otherwise accessible through, the Company's website is not incorporated by reference into, and is not otherwise a part of, this Proxy Statement.

                   SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDER

      The following table includes certain information as of April 3, 2009 regarding the only shareholders (the "Principal Shareholder") of the Company known to be a beneficial owner of five percent (5%) or more of the Company's Common Stock. Percentages are based on 2,356,875 shares of the Company's Common Stock issued and outstanding as of April 3, 2009.

 Name and Address       Number of Shares and Nature      Percent of Outstanding
of Beneficial Owner     of Beneficial Ownership (1)           Common Stock
--------------------    ---------------------------      -----------------------

William J. Sweetman             123,568 (2)                       5.24%
101 Talmadge Lane
Litchfield, CT 06759

----------
1. The definition of beneficial owner includes any person who, directly or indirectly, through any contract, agreement or understanding, relationship or otherwise, has or shares voting power or investment power with respect to such security or has the right to acquire such voting or investment power within 60 days.
2. Includes 14,347 shares owned by an estate as to which Mr. Sweetman has voting power as fiduciary of said estate.

                                  PROPOSAL (1)
                              ELECTION OF DIRECTORS

      The Board of Directors of the Company is divided into three (3) classes, each class being approximately equal in size. Each class of directors will stand for election once every three (3) years. Directors are elected by a plurality of the votes of shares present in person or represented by proxy at the meeting and entitled to vote.

      Pursuant to the Company's Certificate of Incorporation and Bylaws, the Board has fixed the number of directorships at eleven (11). At this Annual Meeting, three (3) directors are to be elected. The following three (3) directors, whose terms expire at the 2009 Annual Meeting, are to be elected each for a term of three (3) years and until their successors are elected and qualified: Joseph J. Greco, Perley H. Grimes, Jr., and Gregory S. Oneglia. Each nominee is now serving as a director. Each of the three (3) directors whose terms expire at this meeting is nominated for re-election and each has indicated a willingness to serve as a director. If any of them become unavailable, the Proxy may be voted for a nominee or nominees who would be designated by the Board of Directors.

      There are no arrangements or understandings between any of the directors or any other persons pursuant to which any of the above directors has been selected as nominee.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
             SHAREHOLDERS VOTE FOR THE ELECTION OF ITS NOMINEES FOR
                                    DIRECTOR

      The following sets forth the name and age of each nominee (the first three
(3) directors listed), and each director who will continue his or her term of office, the year in which each was first elected a director of the Company and the Bank, and the principal occupation and business experience of each during the past five (5) years:

                              NOMINEES FOR ELECTION

                             Position Held with                          Expiration Date
Name and Age                 the Company                                 of Current Term
--------------------------   -----------------------------------------   ---------------
Joseph J. Greco (58)         President and Chief Executive                      2009
                             Officer and Director of the Company
                             and of the Bank since 2002

Perley H. Grimes, Jr. (64)   Director of the Company                            2009
                             since 1988 and of the Bank since 1984 (1)

Gregory S. Oneglia (61)      Director of the Company                            2009
                             and of the Bank since 2002 (2)

                              CONTINUING DIRECTORS

                             Position held with                          Expiration Date
Name & Age                   the Company                                 of Current Term
--------------------------   -----------------------------------------   ---------------
George M. Madsen (75)        Director of the Company                            2010
                             and of the Bank since 1988 (3)

Alan B. Magary (66)          Director of the Company                            2010
                             and of the Bank since 2002 (4)

William J. Sweetman (62)     Director of the Company                            2010
                             and of the Bank since 1990 (5)

Patricia D. Werner (62)      Director of the Company                            2010
                             and of the Bank since 1996 (6)

Patrick J. Boland (61)       Director of the Company                            2011
                             and of the Bank since 2006 (7)

John A. Brighenti (54)       Director of the Company                            2011
                             and of the Bank since 2006 (8)

Richard E. Pugh (65)         Director of the Company                            2011
                             and of the Bank since 2006 (9)

H. Ray Underwood (55)        Director of the Company                            2011
                             and of the Bank since 1998 (10)

----------
1.    Mr. Grimes is a Partner in the law firm of Cramer & Anderson.
2. Mr. Oneglia is Vice-Chairman of O&G Industries, Inc. since 2000. Mr. Oneglia served as President of O&G Industries, Inc. from 1997 to 2000.
3.    Mr. Madsen is retired. He formerly served as President of Roxbury
      Associates.
4. Mr. Magary is retired. He formerly served as principal of Magary Consulting Services through December 1999.
5.    Mr. Sweetman is the President and Owner of Dwan & Co., Inc.
6.    Ms. Werner is the head of the Washington Montessori Association, Inc.
7. Mr. Boland is retired. He formerly served as a Managing Director of Credit Suisse Inc.
8.    Mr. Brighenti is Vice President of Avon Plumbing & Heating.
9. Mr. Pugh is retired. He formerly served as President and Chief Executive Officer of New Milford Hospital.
10.   Mr. Underwood is Secretary and Treasurer of Underwood Services, Inc.

                              CORPORATE GOVERNANCE
                              --------------------

The Board of Directors and Its Committees

      The Board of Directors of the Company met fifteen (15) times in 2008. With the exception of William J. Sweetman, all directors attended at least 75% of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the Board on which such director served during 2008. While a majority of directors generally attend the Company Annual Meeting, the Company does not have an attendance policy for directors with respect to attendance at the Company's Annual Meetings. Nine of the then thirteen directors of the Company attended the Company's Annual Meeting on May 21, 2008.

Board of Directors' Communications with Shareholders

      While the Company's Board of Directors does not have a formal process for shareholders to send communications to the Board, the volume of such communications has historically been de minimus. Accordingly, the Board considers the Company's informal process to be adequate to address the Company's needs. Historically, such informal process has functioned as follows: A Board recipient of a shareholder communication would forward same to the Chairman and Chief Executive Officer for appropriate discussion by the Board and the formulation of an appropriate response. Shareholders may forward written communications to the Board by addressing such comments to the Board of
Directors of First Litchfield Financial Corporation, 13 North Street, Litchfield, Connecticut 06759.

      The Board of Directors has established several standing committees to assist in the discharge of its responsibilities. All members are appointed annually and serve until their successors are named. All committees report their deliberations and recommendations to the Board. The principal responsibilities, membership and number of meetings of each committee are described below.

Nominating Committee

The Nominating Committee met once in 2008. The current Committee members, all of whom are "independent" in accordance with the independence standards of the NYSE AMEX US, are: Perley H. Grimes, Jr., Alan B. Magary, and H. Ray Underwood. This Committee reviews and evaluates potential candidates for nomination to the Boards of Directors of the Company and the Bank and recommends proposed nominees for election as members of the Boards of Directors and committees.

      While the Nominating Committee does not have a formal charter or written policy, the Company has procedures and guidelines for the selection of directors.

      The procedure for nomination of directors by the Nominating Committee is as follows:

      1. The Nominating Committee, selected by the Board from among its members, identifies potential candidates with input from management and other directors and obtains background information on candidates.

      2. The Nominating Committee presents proposed candidates to the Board before contacting such candidates.

      3. The Nominating Committee approaches the candidate and if such candidate is interested, he or she fills out a questionnaire.

      4. After review of the questionnaire, the Nominating Committee decides whether to recommend to the Board that the candidate should be nominated to the Board.

      In addition, the Company's Bylaws include procedures for nominations by shareholders. A copy of the Company's Bylaws is available by sending a written request to or by calling George M. Madsen, Secretary, 13 North Street,
Litchfield, Connecticut 06759; (860) 567-8752. The Nominating Committee's process for identifying and evaluating nominees for director, including nominees recommended by shareholders, has historically operated informally and without any differences in the manner in which nominees recommended by shareholders are evaluated.

      The Nominating Committee considers factors such as those summarized below in evaluating director candidates and believes that the Company's Bylaws and the qualifications and considerations such as those enumerated below provide adequate guidance and flexibility in evaluating candidates.

            o Experience in business or a profession, either active currently or recently retired, and ability to contribute sound judgment to Bank matters.
            o     Participation in community affairs.
            o Residency, whether home or business, in the Company's primary marketing area.
            o     Ability to refer desirable business to the Bank.
            o     Having integrity, ethical character and good reputation.
            o     Candidates  must  be less  than 65  years  of age  when  first elected.
            o Candidates should be willing and able to attend Board meetings and Board committee meetings (each director must participate on at least one committee) on a regular basis.
            o Candidates should not be employed by, or be a partner in, any corporation or business firm which already has an employee or partner on the board.
            o     Candidates  should not be close relatives of any member of the
                  Board.
            o     Candidates must not be a director of any other bank.
            o Candidates should not have any significant conflict of interest with the Company or the Bank which cannot be satisfactorily handled by full disclosure and abstention of voting when appropriate.

      The Company has not paid a fee to any third party or parties to identify or assist in identifying or evaluating potential nominees. The Nominating
Committee does not discriminate on the basis of sex, race, color, gender, national origin, religion or disability in the evaluation of candidates. All nominees for election as directors at the 2009 Annual Meeting were nominated by the Nominating Committee and Board of Directors.

Compensation Committee

      The Company and the Bank have a Compensation Committee consisting of the same members. All compensation is paid by the Bank. The Compensation Committee met twice in 2008. The Compensation Committee consists solely of independent directors, in accordance with the NYSE AMEX US independence standards. The current Committee members are: Patrick J. Boland, Alan B. Magary, Gregory S. Oneglia, and Patricia D. Werner. The Compensation Committee is responsible for developing policies relating to employee compensation, benefits and incentives, annually evaluating the president and chief executive officer, and making recommendations concerning salaries and other types of compensation to the full Board of Directors of the Bank. The full Board of Directors of the Company reviews and approves this Committee's recommendations. The Compensation Committee has a charter, a copy of which is available on the Company's website at www.fnbl.com. During 2008, the Company utilized the services of Clark Consulting for compensation advice.

Audit/Compliance and Security Committee

      The Audit/Compliance and Security Committee (the "Audit Committee") met six (6) times in 2008. The current Committee members are: Patrick J. Boland, John A. Brighenti, Alan B. Magary and H. Ray Underwood. In addition, the Bank's Audit Liaison, Judith Leger, attends Audit Committee meetings. Subject to the more detailed descriptions set forth in its written Charter, a copy of which is available on the Company's website at www.fnbl.com; this Committee is responsible for oversight of the internal audit function, internal accounting controls, security programs and selection of independent accountants. As of the date of this Proxy Statement, each of the Audit Committee Members is an "independent director" under the NYSE AMEX US Independence Standards. The members of the Audit Committee bring a range of education, business and professional experience that is beneficial to the Audit Committee's function of the Company and the Bank and is sufficient to enable the Audit Committee to fulfill its responsibility. The Board has determined that Patrick J. Boland is an "audit committee financial expert."

Audit Committee Report

      The following Report of the Company's Audit Committee is provided in accordance with the rules and regulations of the Securities and Exchange
Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting material," filed with the SEC, subject to Regulation 14A and 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act").

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                             AUDIT COMMITTEE REPORT

      The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2008 with management. The Audit Committee has also reviewed and discussed with McGladrey & Pullen, LLP ("McGladrey"), the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No.

61, as amended and as adopted by the Public Company Accounting Oversight Board in Rule 3200T, Communication with Audit Committees.

      The Audit Committee has received the written disclosures and the letter from McGladrey required by applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence and has discussed McGladrey's independence with respect to the Company with McGladrey.

      Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC.

             First Litchfield Financial Corporation Audit Committee:

                           Patrick J. Boland, Chairman
                                John A. Brighenti
                                 Alan B. Magary
                                H. Ray Underwood

                    SECURITY OWNERSHIP OF DIRECTORS, NOMINEES
                             AND EXECUTIVE OFFICERS

      The following table sets forth the number of shares and percentage of Common Stock beneficially owned by each current Director, each of the Executive Officers, and the Directors and Executive Officers as a group at April 3, 2009. Percentages are based on 2,356,875 shares of the Company's Common Stock issued and outstanding as of April 3, 2009.

    Name of                        Common Shares Beneficially Owned
Beneficial Owner                          At April 3, 2009 (1)        Percent of Class
----------------                   --------------------------------   ----------------
Joseph J. Greco                              6,974 (2)(3)                    .30%

Patrick J. Boland                            2,021                           .09%

John A. Brighenti                              220                           .01%

Perley H. Grimes, Jr.                       15,559                           .66%

George M. Madsen                            13,985                           .59%

Alan B. Magary                                 266 (4)                       .01%

Gregory S. Oneglia                          23,749 (4)                      1.08%

Richard E. Pugh                                 54                           .00%

                                       9

William J. Sweetman                        123,568 (5)                      5.24%

H. Ray Underwood                             6,500                           .28%

Patricia D. Werner                           4,866                           .21%

Frederick F. Judd, III                         762 (6)                       .03%

Carroll A. Pereira                           1,645 (4), (6),(7)              .07%

Matthew R. Robison                               0                           .00%

Joelene E. Smith                               853 (6), (8)                  .03%

Robert E. Teittinen                            510 (6)                       .02%

All Directors and Executives
Officers as a group (16 persons)           201,532                          8.55%
--------------------------------

1. The definition of beneficial owner includes any person who, directly or indirectly, through any contract, agreement or understanding, relationship or otherwise has or shares voting power or investment power with respect to such security or has the right to acquire such voting or investment power within 60 days.
2.    Includes 1,500 shares of restricted Common Stock.
3.    Includes 162 shares held in the Bank's ESOP.
4. Includes shares owned by, or as to which voting power is shared with, spouse or children.
5. Includes 14,347 shares owned by an estate as to which Mr. Sweetman has voting power as fiduciary of said estate.
6.    Includes 500 shares of restricted Common Stock.
7.    Includes 95 shares held in the Bank's ESOP.
8.    Includes 71 shares held in the Bank's ESOP.

                               EXECUTIVE OFFICERS

      The  following  table  sets  forth  information   concerning  the  current
Executive Officers of the Company and/or the Bank. Unless otherwise indicated, each person has held the same or a comparable position for the last five years.

Name and Age                  Position Held with the Company and/or Bank
------------                  ------------------------------------------

Joseph J. Greco (58)          President, Chief Executive Officer and Director
                              of the Company and of the Bank since 2002

Carroll A. Pereira (53)       Treasurer of the Company, Senior Vice President
                              and Chief Financial Officer of the Bank since 1984

Joelene A. Smith (50)         Senior Vice President and Operations Officer of
                              the Bank since 2003

Robert E. Teittinen (58)      Senior Vice President and Senior Loan Officer of
                              the Bank since 2005 (1)

Frederick F. Judd, III (44)   Senior Vice President and Senior Trust and Wealth
                              Management Officer of the Bank since 2006 (2)

Matthew R. Robison (52)       Senior Vice President, Retail Banking of the Bank
                              since 2008 (3)

----------
1. Mr. Teittinen was a Senior Vice President with TD Banknorth and headed up their Waterbury Commercial Lending Unit from 2002 to 2005.
2. Prior to joining the Bank, Mr. Judd was a Senior Vice President and Regional Manager with Webster Financial Advisors from 2003 to 2006.
3. Prior to joining the Bank, from 2000 to 2007 Mr. Robison was an Executive Vice President and Regional Executive at Sovereign Bank with responsibilities for retail administration in the Connecticut and Western Massachusetts markets.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

      The following table provides certain information regarding the compensation paid to the Named Executive Officers of the Company for services rendered in all capacities during the fiscal year ended December 31, 2008 and 2007. All compensation expense was paid by the Bank.

---------------------------------------------------------------------------------------------------------------------------
                                                                                     Non-Qualified
                                                                      Non-Equity        Deferred
                                                  Stock    Option   Incentive Plan    Compensation    All Other
     Name and                Salary     Bonus     Awards    Award    Compensation       Earnings     Compensation    Total
Principal Position   Year      ($)       ($)       ($)       ($)         ($)             ($)(1)          ($)          ($)
---------------------------------------------------------------------------------------------------------------------------
       (a)            (b)      (c)       (d)       (e)       (f)         (g)              (h)            (i)          (j)
---------------------------------------------------------------------------------------------------------------------------
Joseph J. Greco -    2008   255,000                3,606                                110,497        43,390(2)    412,493
President and
Chief Executive      2007   245,000   19,600(8)                                          87,391        42,405(3)    394,396
Officer of the
Bank and Company
---------------------------------------------------------------------------------------------------------------------------
Frederick F. Judd    2008   182,000                1,202                                               24,165(4)    207,367
III - Senior Vice
President and        2007   175,000   10,500(8)                                                        24,378(5)    209,878
Senior Trust and
Wealth Management
Officer of the
Bank
---------------------------------------------------------------------------------------------------------------------------
Carroll A. Pereira   2008   130,000                1,202                                 19,603        22,378(6)    173,183
- Treasurer of the
Company, Senior      2007   125,240    7,514(8)                                          13,628        55,237(7)    201,619
Vice President
and Chief
Financial Officer
of the Bank
---------------------------------------------------------------------------------------------------------------------------

----------
1. Amount represents an accrued expense associated with the supplemental employee retirement plan for the benefit of the Named Executive Officers.
2. Amount includes the Bank's payment of matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer of $14,550. Amount also includes fees paid to country clubs of $6,361, vehicle allowance of $2,067, medical insurance of $3,644, health savings account of $5,000, dental insurance of $721, life insurance of $710, long-term disability insurance of $558, executive life insurance of $5,796, and executive disability insurance of $3,983.
3. Amount includes the Bank's payment of matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer of $14,017. Amount also includes fees paid to country clubs of $6,038, vehicle allowance of $2,091, medical insurance of $3,507, health savings account of $5,000, dental insurance of $719, life insurance of $1,050, long-term disability insurance of $558, executive life insurance of $5,435, and executive disability insurance of $3,990.
4. Amount includes the Bank's payment of matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer of $10,637. Amount also includes medical insurance of $3,644, health savings account of $5,000, dental insurance of $721, life insurance of $710, long-term disability insurance of $553, executive life insurance of $2,475, and executive disability insurance of $425.
5. Amount includes the Bank's payment of matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer of $8,279. Amount represents payments for medical insurance of $3,507, health savings account of $5,000, dental insurance of $719, life insurance of $1,050, long-term disability insurance of $542, executive life insurance of $2,448, executive disability insurance of $433, and mileage allowance of $2,400.
6. Amount includes the Bank's payment of matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer of $7,800. This amount also includes medical insurance of $3,644, health savings account of $5,000, dental insurance of $721, life insurance of $710, long-term disability insurance of $398, executive life insurance of $3,032, and executive disability insurance of $1,073.
7. Amount includes the Bank's payment of matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer of $7,514. Additionally, the amount includes $32,009 which can be attributed to the exercise of stock options by the Named Executive Officer. This amount also includes medical insurance of $9,484, dental insurance of $719, life insurance of $1,050, long-term disability insurance of $388, executive life insurance of $2,993, and executive disability insurance of $1,080.
8.    Cash Incentive Bonus earned in 2007 but was paid in 2008.

Agreements with Named Executive Officers

      There are no employment contracts between the Company and any of its Named Executive Officers. There are Change in Control Agreements between the Bank and its Named Executive Officers. These Change in Control Agreements provide that in certain instances, if the Named Executive Officer is terminated or reassigned within twenty-four (24) months following the occurrence of a change of control (as such term is defined in the Change in Control Agreements), then such Named Executive Officer shall be entitled to receive an amount as provided by such agreement equal to twenty-four (24) months salary, reasonable legal fees and expenses incurred by the Named Executive Officer as a result of such termination or reassignment, and continued participation in certain benefit plans.

      More information regarding such Change in Control Agreements is provided below under "Change in Control Agreements".

Agreements with Employees

      While there are no employment contracts between the Company and any of its employees, there are change of control agreements between the Bank and those employees who have been employed by the Bank for more than ten years. These agreements provide that in certain instances, if the employee is terminated or reassigned within six (6) months following the occurrence of a change of control (as such term is defined in the Change of Control Agreements), then such individual shall be entitled to receive an amount as provided by such agreement equal to six (6) months salary, reasonable legal fees and expenses incurred by the employee as a result of such termination or reassignment, and continued participation in certain benefit plans.

1994 Stock Option Plan for Officers and Outside Directors

      On May 4, 1994, Shareholders approved a stock option plan for officers and outside directors of the Company and the Bank, respectively (the "1994 Stock Option Plan"). The ability to grant options under the 1994 Stock Option Plan expired on May 4, 1999. Certain Executive Officers and directors hold outstanding options granted under the 1994 Stock Option Plan.

2007 Restricted Stock Plan

      On May 16, 2007, shareholders approved the 2007 Restricted Stock Plan (the "Restricted Stock Plan"). The Restricted Stock Plan provides that up to 25,000 shares of Common Stock may be issued to the Company's Executive Officers and other key employees. Shares vest in five (5) equal installments beginning on the first anniversary date of the grant, and annually thereafter. Unvested shares will also immediately vest upon a change in control, death, or retirement. Shares issued in 2008 totaled 3,500.

Outstanding Equity Awards at Fiscal Year-End

      The following table sets forth outstanding option awards and unvested stock awards held by certain of the Bank's Named Executive Officers as of December 31, 2008. No other Named Executive Officer held any such awards at December 31, 2008.

---------------------------------------------------------------------------------------------------------------------------
                                      Option Awards                                            Stock Awards
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Equity
                                                                                                                  Incentive
                                                                                                       Equity       Plan
                                                                                                      Incentive    Awards:
                                                                                                        Plan       Market
                                                                                            Market     Awards:    or Payout
                                           Equity                                            Value     Number     Value of
                                          Incentive                                           of         of          Un-
                            Number of       Plan                                            Shares    Unearned     earned
                           Securities      Awards:                               Number    or Units    Shares,     Shares,
              Number of    Underlying     Number of                            of Shares      of      Units or    Units or
              Securities       Un-       Securities                            or Units      Stock      Other       Other
              Underlying    exercised     Underlying                            of Stock     That      Rights      Rights
             Unexercised     Options     Unexercised    Option                    That       Have       That        That
               Options         (#)        Unearned     Exercise     Option      Have Not      Not     Have Not    Have Not
                 (#)           Un-         Options       Price    Expiration     Vested     Vested     Vested      Vested
   Name      Exercisable   exercisable       (#)          ($)        Date         (#)         ($)        ($)         ($)
---------------------------------------------------------------------------------------------------------------------------
Carroll A.      5,434           0             0          11.93      1/29/09        0           0          0           0
Pereira
---------------------------------------------------------------------------------------------------------------------------

Option Exercises and Stock Vested

      No stock options were exercised by officers during the fiscal year ended December 31, 2008.

401(k) Plan

      The Bank offers an employee savings plan under Section 401(k) of the Internal Revenue Code. Under the terms of the Plan, employees may contribute up to 10% of their pre-tax compensation. For the years ended December 31, 2008 and 2007, the Bank made matching contributions equal to 50% of participant contributions up to the first 6% of pre-tax compensation of a contributing participant. The Bank also made a contribution of 3% of pre-tax compensation for all eligible participants regardless of whether the participant made voluntary contributions to the 401(k) plan. Participants vest immediately in both their own contributions and the Bank's contributions. Employee savings plan expense was $273,483 and $237,461 for 2008 and 2007, respectively.

Employee Stock Ownership Plan

      In 2005, the Bank established an Employee Stock Ownership Plan (the "ESOP"), for the benefit of its eligible employees. The ESOP invests in the Common Stock of the Company, providing participants with the opportunity to participate in any increases in the value of Common Stock. Under the ESOP, eligible employees, who are substantially all full-time employees, may be awarded shares of the Common Stock which are allocated among participants in the ESOP in proportion to their compensation. The Board determines the total amount of compensation to be awarded under the ESOP. That amount of compensation divided by the fair value of the Common Stock at the date the shares are transferred to the ESOP determines the number of shares contributed to the ESOP. Dividends are allocated to participant accounts in proportion to their respective shares. There were no amounts charged to operations during 2008 or 2007 under the ESOP. The Company did not contribute any shares to the ESOP during 2008 or 2007. Under the terms of the ESOP, the Company is required to repurchase shares from participants upon their death or termination of employment. The fair value of the shares of Common Stock subject to repurchase at December 31, 2008 is less than $25,000.

                          POST EMPLOYMENT COMPENSATION

Noncontributory Defined Benefit Pension Plan

      The Bank has a noncontributory defined benefit pension plan (the "Pension Plan") that covers substantially all employees who have completed one year of service and have attained age 21. The benefits are based on years of service and the employee's compensation during the last five (5) years of employment. Prior to the Pension Plan's curtailment described below, the Bank's funding policy was to contribute amounts to the Pension Plan sufficient to meet the minimum funding requirements set forth in ERISA, plus such additional amounts as the Bank determined to be appropriate from time to time.

      The Pension Plan was frozen effective May 1, 2005. No new employees will be eligible for the Pension Plan and no further benefits will be earned. Benefits payable at normal retirement age (generally age 65) to an existing participant will be based on service and participation credit and earnings history through May 1, 2005.

      Pension benefits are based upon average salary (determined as of each November 15th) during the highest five (5) consecutive plan years of services prior to the date the Pension Plan was frozen. The amount of the annual benefit is 1.55% of average salary per year of service (to a maximum of 25 years). This benefit formula may be modified to conform to changes in the pension laws. Internal Revenue Code Section 401 (a)(17) limited earnings used to calculate qualified plan benefits to $210,000 for 2005. This limit was used in the preparation of the following table.

-----------------------------------------------------------------------------------------
                                                                  Present
                                                  Number of      Value of      Payments
                                               Years Credited   Accumulated   During Last
                                                   Service        Benefit     Fiscal Year
       Name               Plan Name                  (#)            ($)           ($)
-----------------------------------------------------------------------------------------
       (a)                   (b)                     (c)           (d)(1)         (e)
-----------------------------------------------------------------------------------------
Joseph J. Greco      First National Bank of            2           16,082          0
                     Litchfield Pension Plan
-----------------------------------------------------------------------------------------
Carroll A. Pereira   First National Bank of           19           98,279          0
                     Litchfield Pension Plan
-----------------------------------------------------------------------------------------

1. Column (d) - assumptions for calculating the Present Value of Accumulated
   Benefit:

      Discount rate:   6.00%
      Mortality table: 194 Group Mortality Table RP2000 Healthy Annuitant Table
                       projected to 2015 used for postretirement only; no pre-retirement mortality assumption was included.

Long Term Incentive and Deferred Compensation Plans

      The Bank has entered into Long Term Incentive Retirement Agreements, as amended (the "Executive Incentive Agreements") with its Named Executive Officers to encourage the Named Executive Officers to remain employees of the Bank. The Executive Incentive Agreements provide for the award of deferred bonuses of from 4.6% to 16.1% of the Named Executive Officer's base salary if the Bank's earnings growth is at least 5% and its return on equity is at least 11%; the formula for such awards may be revised by the Board of Directors. Amounts are awarded after the end of each fiscal year. No awards were earned with respect to the Company's 2008 performance. Tax-deferred earnings on such awards accrue annually at a rate equivalent to the rate of appreciation in the Company's stock price in the preceding year, with a guaranteed minimum of 4% and a maximum of 15%. Such awards are immediately vested with respect to 20% of the award and an additional 20% vests for each additional year of service and the award is 100% vested upon a change in control, upon termination due to disability, at normal retirement of 65 or retirement at age 55 with 20 years of service. If the Named Executive Officer dies while serving as an Executive Officer of the Bank, the amount payable to the participant's beneficiary is equivalent to the participant's projected retirement benefit (as defined in the Executive Incentive Agreements). Upon retirement, the Named Executive Officer's total deferred compensation, including earnings thereon, may be paid out in one lump sum, or paid in equal annual installments over fifteen (15) years, during which payout period earnings continue to accrue at the rate in effect at the date of retirement; in the case of early retirement, the Named Executive Officer may elect to defer commencement of the payment of benefits, during which period earnings continue to accrue at the rate in effect at the date of early retirement. All provisions of the Executive Retirement Agreements have been structured to be compliant with the provisions of Section 409A of the Internal Revenue Code. The Bank is in the process of amending its Executive Retirement Agreements with the Named Executive Officers to make the Agreements compliant with the provisions of the American Recovery and Reinvestment Act of 2009 ("ARRA") by prohibiting any Golden Parachute while any United States Department of the Treasury's Troubled Assets Relief Program ("TARP") funds received by the Company are outstanding. See discussion regarding the ARRA set forth below.

      In concert with the Executive Incentive Agreements and the Director Incentive Agreements described below, the Bank has invested in universal cash surrender value life insurance with a cash surrender value of $10.4 million as of December 31, 2008. The insurance policies, which were acquired on the lives of all but two (2) of the Bank's Executive Officers, four (4) non-senior officers and all but one (1) of the Bank's directors, are designed to recover the costs of the Bank's Executive and Director Incentive Agreements. The death benefits of the policies have been structured to indemnify the Bank against the death benefit provision of the Executive and Director Incentive Agreements. The policies were paid with a single premium. Policy cash values will earn interest at a current rate of approximately 4.0% and policy mortality costs will be charged against the cash value monthly. There are no load or surrender charges associated with the policies.

Supplemental Retirement Plan

      The Bank has entered into Supplemental  Retirement  Agreements with Joseph
J. Greco and Carroll A. Pereira. At December 31, 2008, accrued supplemental retirement benefits of $377,000 are recognized in the Company's balance sheet related to the Supplement Retirement Agreement for these Executive Officers. Upon retirement, the Supplemental Retirement Agreements provide for payments to these individuals ranging from 10% to 25% of the three-year average of the Executive Officer's compensation prior to retirement for the life expectancy of the Executive Officer at the retirement date. All provisions of the Supplemental Retirement Agreements have been structured to be compliant with the provisions of Section 409A of the Internal Revenue Code. The Bank is in the process of amending its Supplemental Retirement Agreements with the Named Executive Officers to make the Agreements compliant with the provisions of the ARRA by prohibiting any Golden Parachute while any TARP funds received by the Company are outstanding. See discussion regarding the ARRA set forth below.

Change in Control Agreements

      Pursuant to the Change in Control Agreements between the Company and each of the Named Executive Officers, each Named Executive Officer is eligible to receive payments and other benefits, subject to certain conditions described below, in the event the Executive Officer is terminated, involuntarily reassigned more that fifty (50) miles from Litchfield, Connecticut, or has an involuntary reduction in compensation, duties or responsibilities during the twenty-four (24) month period following a change in control.

      For purposes of the Change in Control Agreements, a "Change in Control" means the occurrence of one or more of the following events:

      (a) The acquisition of fifty percent (50%) or more of any class of equity securities of the Company by any person (or persons working in concert) or entity after the date hereof;

      (b) The acquisition of fifty percent (50%) or more of any class of equity securities of the Bank by any person or entity other than the Company;

      (c) A merger, consolidation or reorganization to which the Bank or the Company is a party, if, as a result thereof, individuals who were directors of the Bank or Holding Company, immediately before such transaction shall cease to constitute a majority of the Board of Directors of the surviving entity;

      (d) A sale of all or substantially all of the assets of the Bank or the Company to another party;

      (e) The assumption of all or substantially all of the deposits of the Bank by another party other than the Federal Deposit Insurance Corporation; or

      (f) During any twenty-four (24) month period, individuals who at the beginning of such period constitute the Board of Directors of the Bank and the Company, cease for any reason (other than death or disability) to constitute at least a majority thereof unless the election or the nomination for election by the stockholders of the Bank and the stockholders of Company, respectively, of each new director was approved by a vote of at least a majority of the directors of the Bank or of Company as applicable, then still in office who were directors of the Bank or the Company, as applicable, at the beginning of the period.

      The circumstances in which and the estimated amounts to be paid to the Named Executive Officers under the Change in Control Agreements are as follows:

      (a) If, within twenty-four (24) months after a Change in Control as defined above, shall have occurred, the Named Executive Officer's employment with the Bank terminates or is reassigned (except by an agency acting with proper jurisdiction, or by a board of directors for cause or as a result of death, retirement or disability), then the Bank and/or its successor shall pay the Named Executive Officer within five (5) days after the date of termination an amount equal to the sum of:

            (i) Two (2) years of the Named Executive Officer's annual compensation based upon the most recent aggregate base salary paid to the Named Executive Officer in the twelve (12) month period immediately preceding his/her termination or reassignment less amounts previously paid to the Named Executive Officer from the date of the Change in Control; plus

            (ii) Reasonable legal fees and expenses incurred by the Named Executive Officer as a result of such termination or reassignment (including all such fees and expenses, if any, incurred in contesting or disputing any such termination or reassignment or in seeking to obtain or enforce any right or benefit provided for by the Change in Control Agreement).

      (b) The Bank and/or its successors shall maintain in full force and effect for the Named Executive Officer's continued benefit, for the two (2) year period beginning upon a Change in Control, all life insurance, medical, health and accident and disability policies, plans, programs or arrangements which were in effect immediately prior to the Change in Control.

      (c) In the event the Named Executive Officer should obtain other employment or be compensated for services rendered to any depository or lending institution, then any payments provided for in the Change in Control Agreement shall be reduced by any compensation earned by the Named Executive Officer as the result of employment or consulting after the date of termination or reassignment.

      (d)   It is  the  intention  of  the  parties  to the  Change  in  Control
            Agreements that no payments by the Bank to or for the Named Executive Officer's benefit under the Agreements shall be non-deductible to the Bank by reason of the operation of Section 280G of the Internal Revenue Code. Accordingly, if by reason of the operation of said Section 280G of the Internal Revenue Code, any such payments exceed the amount that can be deducted by the Bank, the amount of such payments shall be reduced to the maximum that can be deducted by the Bank. To the extent that payments in excess of the amount that can be deducted by the Bank have been made to and for the Named Executive Officer's benefit, they shall be refunded with interest at the applicable rate provided under Section 1274(d) of the Internal Revenue Code, or at such other rate as may be required in order that no such payment to or for the Named Executive Officer's benefit shall be non-deductible pursuant to Section 280G of the Internal Revenue Code. Any payments made under the Change in Control Agreements that are not deductible by the Bank as result of losses that have been carried forward by the Bank for Federal tax purposes shall not be deemed a non-deductible amount.

      (e) The Executive Agreements provide that they shall be administered in a manner, and all provisions shall be interpreted to be, compliant with Section 409A of the Internal Revenue Code.

      The Company participated in the United States Department of the Treasury's Troubled Assets Relief Program ("TARP") Capital Purchase Program. Notwithstanding the provisions of the Change in Control Agreements, so long as TARP funds are outstanding, the Company is precluded from making a payment which constitutes a "Golden Parachute" payment as defined in the American Recovery and Reinvestment Act of 2009 ("ARRA"). The Company is in the process of amending its Change in Control Agreements with the Named Executive Officers to make the Agreements compliant with the provisions of the ARRA by prohibiting any Golden Parachute, while any TARP funds received by the Company are outstanding.

                         BOARD OF DIRECTORS COMPENSATION

      In 2008, each director of the Company who was not an employee of the Bank, received $400 for each Board meeting attended and $350 for each committee meeting attended. The Chairman of the Board of Directors also received an annual retainer of $7,250 and each other non-officer director of the Company also received an annual retainer of $6,000 for serving as a director. Directors who are employees of the Bank receive no additional compensation for their services as members of the Board or any Board committee.

                           Director Compensation Table

-----------------------------------------------------------------------------------------------------------------------
                                                                              Change in Pension
                                                                                  Value and
                                                                                 Nonqualified
                          Fees Earned                          Non-Equity          Deferred
                           or Paid in    Stock    Option     Incentive Plan      Compensation       All Other
        Name                 Cash       Awards   Awards(4)    Compensation         Earnings       Compensation    Total
-----------------------------------------------------------------------------------------------------------------------
                            ($) (1)       ($)       ($)            ($)               ($)              ($)          ($)
-----------------------------------------------------------------------------------------------------------------------
Patrick J. Boland           18,500         0         0              0                  0                 0       18,500
-----------------------------------------------------------------------------------------------------------------------
John A. Brighenti           16,700         0         0              0                  0                 0       16,700
-----------------------------------------------------------------------------------------------------------------------
Joseph J. Greco                  0 (2)     0         0              0                  0                 0            0
-----------------------------------------------------------------------------------------------------------------------
Perley H. Grimes, Jr.       18,550         0         0              0                  0             1,943 (3)   20,493
-----------------------------------------------------------------------------------------------------------------------
George M. Madsen            16,450         0         0              0                  0                 0       16,450
-----------------------------------------------------------------------------------------------------------------------
Alan B. Magary              15,350         0         0              0                  0                 0       15,350
-----------------------------------------------------------------------------------------------------------------------
Gregory S. Oneglia          15,700         0         0              0                  0                 0       15,700
-----------------------------------------------------------------------------------------------------------------------
Richard E. Pugh             17,800         0         0              0                  0                 0       17,800
-----------------------------------------------------------------------------------------------------------------------
William Sweetman            12,800         0         0              0                  0             2,007 (3)   14,807
-----------------------------------------------------------------------------------------------------------------------
H. Ray Underwood            19,600         0         0              0                  0                 0       19,600
-----------------------------------------------------------------------------------------------------------------------
Patricia D. Werner          14,700         0         0              0                  0             2,007 (3)   16,707
-----------------------------------------------------------------------------------------------------------------------

----------
1.    All directors' fees are paid in cash.
2. As an officer of the Company and Bank, Director Greco received no compensation for his services as a Director.
3. Amount represents the value of stock options that were previously issued and vested, that were exercised in 2008. The value is based on the difference between the option price and market price on the date of exercise.
4. No options were awarded in 2008. Pursuant to the 1994 Stock Option Plan for Officers and outside Directors, there were no options outstanding at December 31, 2008.

Long Term Incentive and Deferred Compensation Plans

      The Bank has entered into Long Term Incentive Retirement Agreements with each of its directors (the "Director Incentive Agreements") to reward past service and encourage continued service of each director.

      The Director Incentive Agreements award a director with the right to earn and defer the receipt of a bonus in an amount or percentage ranging from 14.5% to 50% of the director's retainer, meeting fees and committee fees, depending on the return on equity and earnings growth in the preceding year, provided that there is no award if the return on equity in the preceding year is less than 11% and earnings growth in the preceding year is less than 5%. Earnings accrue annually on such amounts at a rate equivalent to the appreciation in the Company's stock price in the preceding year, with a guaranteed minimum of 4% and a maximum of 15%. No awards were earned with respect to the Company's 2007 performance. All amounts in the Director Incentive Agreements are immediately vested with respect to 20% of the award and an additional 20% is vested for each additional year of service, with 100% vesting upon a change in control, at normal retirement at age 72, regardless of years of service, or retirement prior to age 72 with at least ten years of service. If the director becomes disabled prior to retirement, the director will receive the entire balance in their deferral account at termination of employment. Upon retirement, the director's total deferred compensation, including earnings thereon, may be paid out in one lump sum, or paid in equal annual installments over ten (10) years, during which payout period earnings continue to accrue as stated above. All provisions of the Director Incentive Agreements have been structured to be compliant with the provisions of Section 409A of the Internal Revenue Code.

Directors' Fees Plan

      The Bank previously offered directors the option to defer their directors' fees. If deferred, the fees are held in a trust account with the Bank. The Bank has no control over the trust. The market value of the related trust assets and corresponding liability was $93,234 and $180,951 at December 31, 2008, and 2007, respectively. During 2005, the plan was amended to cease the deferral of any future fees. Amounts previously deferred remain in the trust.

Policies and Procedures for the Review, Approval or Ratification of Transactions with Related Persons

      Pursuant to the Company's written Code of Ethics and Conflicts of Interest Policy, all business dealings and transactions between the Company and its officers, directors, principal shareholders and employees or their related interests, must be conducted in an arm's-length fashion. Any consideration paid or received by the Company in such a transaction must be on terms and under circumstances that are substantially the same or as favorable as those prevailing at the time for comparable business dealings with unaffiliated third parties. Related parties of the Company must fully disclose to the Board of Directors any personal interest they have in matters affecting the Company.

                  TRANSACTIONS WITH RELATED PERSONS, PROMOTERS,
                           AND CERTAIN CONTROL PERSONS

      The Bank has had, and expects to have in the future, transactions in the ordinary course of its business with directors, Executive Officers, principal shareholders and their associates on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, on terms that do not involve more than the normal risk of collectibility or present other unfavorable features. The aggregate dollar amount of these loans was $2,077,873 and $2,219,055 at December 31, 2008 and 2007, respectively. During 2008, $383,945 of new loans were made and repayments totaled $406,636. At December 31, 2008, all loans to Executive Officers, directors, principal shareholders and their associates were performing in accordance with the contractual terms of the loans.

      Perley H. Grimes, Jr., a director of the Company and the Bank, is a partner in Cramer & Anderson, a law firm which renders certain legal services to the Bank in connection with various matters. During 2008 and 2007, the Bank paid Cramer & Anderson $8,500 and $25,300, respectively, for legal services rendered, a portion of which was reimbursed to the Bank by third parties.

      Gregory S. Oneglia, a director of the Company and the Bank, was a one-sixth owner of property that was leased by the Bank for its North Main Street, Torrington branch. During the year ended December 31, 2008, the Bank made no payments for this property. During 2007, the Company paid approximately $14,100 for rent and $407,000 for the purchase of the branch property.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires that the Company's directors, Executive Officers, and any person holding more than ten percent (10%) of the Company's Common Stock file with the SEC reports of ownership and changes in ownership of the Company's Common Stock and that such individuals furnish the Company with copies of the reports.

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, with the exception of Gregory S. Oneglia, Robert E. Teittinen, and Carroll A. Pereira, each of whom filed one Form 4 late, and H. Ray underwood, who filed two Form 4s late, the Company believes that all of its Executive Officers and directors complied with all Section 16(a) filing requirements applicable to them.

                                  PROPOSAL (2)
             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

      The Audit Committee has selected McGladrey & Pullen, LLP as independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2009. McGladrey & Pullen, LLP served as the auditors for the Company for the fiscal year ended December 31, 2008. McGladrey & Pullen, LLP's opinion on the Consolidated Financial Statements of First Litchfield Financial Corporation and subsidiary for the year ended December 31, 2008 is included in the First Litchfield Financial Corporation 2008 Annual Report on Form 10-K.

During the period covering the fiscal years ended December 31, 2008 and 2007, McGladrey & Pullen, LLP and RSM McGladrey, Inc., (a separate entity which performs non-audit services,) performed the following professional services:

-----------------------------------------------------------------------------------------------------------
                     First Litchfield Financial Corporation
                     Principal Accountant Fees and Services
                     Years Ended December 31, 2008 and 2007
Description                                                                              2008        2007
-----------------------------------------------------------------------------------------------------------
Audit Fees, consist of fees for professional  services rendered for the audit of      $ 197,153   $ 183,957
the  consolidated  financial  statements  and  review  of  financial  statements included in quarterly reports on Form 10-Q and services connected with statutory and regulatory filings or engagements.
-----------------------------------------------------------------------------------------------------------
Audit Related Fees are fees principally for professional  services  rendered for      $  27,391   $  18,400
the audit of the Bank's 401(k) Plan and FHLB Qualified Collateral Report.
-----------------------------------------------------------------------------------------------------------
Tax  Service  Fees  consist  of  fees  for tax  return  preparation,  IRS  audit      $  47,344   $  19,545
consultations, planning and tax advice for the Company.
-----------------------------------------------------------------------------------------------------------
All Other Fees consist of fees for consultations on the Company's Sarbanes-Oxley      $   2,000   $   6,000
Section 404 implementation during 2008.
-----------------------------------------------------------------------------------------------------------

Independence

      The Audit Committee of the Board of Directors of the Company has considered and determined that the provision of services by McGladrey & Pullen, LLP relating to audit related services, tax services and other services reported above, is compatible with maintaining the independence of such accountants.

      A representative of McGladrey & Pullen, LLP will be available at the Annual Meeting to answer questions and will be afforded the opportunity to make a statement if he or she desires to do so.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

      The Audit Committee's policy is to require pre-approval of all audit and non-audit services provided by the independent auditors, other than those listed under the de minimus exception. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to a particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expeditious delivery of services is necessary. The independent auditors and management are required to report to the full Audit Committee the extent of services provided by independent auditors in accordance with this pre-approval and the fees for the services performed to date. All of the audited-related fees, tax fees, or other fees paid in 2008 were approved per the Audit Committee's pre-approval policies.

Required Vote for Ratification of the Independent Auditors

      The affirmative vote of a majority of the shares represented at the meeting is required to ratify the appointment of McGladrey & Pullen, LLP as the independent auditors for the year ending December 31, 2009.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                VOTE FOR RATIFICATION OF THE INDEPENDENT AUDITORS

                                  PROPOSAL (3)
             NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF NAMED
                               EXECUTIVE OFFICERS

      The following proposal is submitted to shareholders to comply with Section 7001 of the American Recovery and Reinvestment Act of 2009 ("ARRA"), which amended Section 111(e) of the Emergency Economic Stabilization Act of 2008. This amendment applies to the Company because of its participation in the United States Department of the Treasury's Troubled Assets Relief Program ("TARP") Capital Purchase Program.

      Section 7001 of the ARRA requires participants in the Treasury's TARP Capital Purchase Program to permit a separate, non-binding shareholder vote to approve the compensation of the Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (including the compensation tables and any related material). As a participant in the Capital Purchase Program, the Company is providing you the opportunity to endorse or not endorse the Company's executive pay policies.

      The Company believes that its compensation policies strongly align the interests of its Named Executive Officers with the Company's shareholders. The Company believes that its executive compensation practices and corporate culture focus the Named Executive Officers on prudent risk management and appropriately reward executives for performance. The Company's compensation policies are described in the Executive Compensation section of this Proxy Statement.

      Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

      Upon the recommendation of the Company's Board of Directors, the Company requests that shareholders consider the following resolution:

      "RESOLVED, that the Company's shareholders approve the compensation of the Company's executives named in the Summary Compensation Table of the Company's Proxy Statement for the 2009 Annual Meeting of Shareholders, as described in the Executive Compensation Tables and the related disclosure contained in the Proxy Statement."

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE
            RESOLUTION REGARDING THE COMPENSATION OF NAMED EXECUTIVE
                          OFFICERS, AS DESCRIBED ABOVE.

                                  OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matters to be presented for action by the shareholders at the 2009 Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying Proxy will vote such Proxy in accordance with the determination of a majority of the Board of Directors.

                            PROPOSALS OF SHAREHOLDERS

      Under the Company's Bylaws, for business proposed by a shareholder (other than director nomination) to be a proper subject for action at an Annual Meeting of Shareholders, in addition to any requirement of law, the shareholder must timely request that the proposal be included in the Company's proxy statement for the meeting. The Company received no such request from any shareholder with respect to the 2009 Annual Meeting.

      In order to be included in the Company's proxy statement and form of proxy for the 2010 Annual Meeting of Shareholders and in order to be a proper subject for action at that meeting, proposals of shareholders intended to be presented to that meeting must be received at the Company's principal executive offices by December 17, 2009, pursuant to proxy soliciting regulations of the SEC. The SEC's rules contain standards as to what shareholder proposals are required to be in the proxy statement. Any such proposal will be subject to Rule 14a-8 of the rules and regulations promulgated by the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. In addition, under the Company's Bylaws, shareholders who wish to nominate a director or bring other business before an annual meeting must comply with the following:

      You must be a shareholder of record and must have given timely notice in writing to the Secretary of the Company.

      Your notice must contain specific information required in the Company's Bylaws.

      Any other proposal for consideration by shareholders at the Company's 2010 Annual Meeting of shareholders must be delivered to, or mailed to and received by, the Secretary of the Company not less than 45 days nor more than 90 days prior to the date of the meeting if the Company gives at least 30 days notice or prior public disclosure of the meeting date to shareholders.

      Shareholder  proposals  should be mailed to: George M. Madsen,  Secretary,
First  Litchfield  Financial  Corporation,   P.O.  Box  578,  13  North  Street,
Litchfield, Connecticut 06759.

                          ANNUAL REPORT TO SHAREHOLDERS

      The Company files Annual Reports on Form 10-K with the Securities and Exchange Commission. A copy of the Company's Annual Report on Form 10-K, without exhibits, and Annual Report to Shareholders, including consolidated financial statements, may be obtained without charge upon written request to: Carroll A. Pereira, Treasurer, First Litchfield Financial Corporation, P.O. Box 578, 13 North Street, Litchfield, Connecticut 06759.

                                              By Order of the Board of Directors

April 27, 2009                                George M. Madsen
                                              Secretary

                                      PROXY
                     FIRST LITCHFIELD FINANCIAL CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 20, 2009
                                    3:00 P.M.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder(s) of the Common Stock of First Litchfield Financial Corporation (the "Company") do hereby nominate, constitute and appoint Herbert
L. Curtiss, Jr. and Arthur B. Webster of Litchfield County, Connecticut, jointly and severally, as our proxies with full power of substitution, for us and in our name, place and stead to vote all the Common Stock of said Company, standing in our name on its books on April 3, 2009 at the Annual Meeting of its shareholders to be held at the Torrington Country Club, 250 Torrington Road, (Route 4), Goshen, Connecticut, on May 20, 2009 at 3:00 p.m. or at any adjournment thereof with all the powers the undersigned would possess if personally present, as follows:

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION INDICATED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1; "FOR" THE RATIFICATION OF THE COMPANY'S APPOINTMENT OF INDEPENDENT AUDITORS (PROPOSAL 2); AND "FOR" THE APPROVAL OF THE NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS (PROPOSAL 3) AND IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO ANY OTHER MATTERS.

THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY WRITTEN NOTICE TO THE COMPANY OR MAY BE WITHDRAWN AND YOU MAY VOTE IN PERSON SHOULD YOU ATTEND THE ANNUAL MEETING.

 PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR
                                 BY TELEPHONE.

       (Continued, and to be marked, dated and signed, on the other side)
                              Fold and Detach Here
 -------------------------------------------------------------------------------

      FIRST LITCHFIELD FINANCIAL CORPORATION - ANNUAL MEETING, MAY 20, 2009

                             YOUR VOTE IS IMPORTANT!

               Annual Meeting Materials are available on-line at:
                          http://www.cfpproxy.com/4824
                          ----------------------------

                       You can vote in one of three ways:

1. Call toll free 1-866-205-9073 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

                                       or

2.    Via the  Internet at  https://www.proxyvotenow.com/flfl.ob  and follow the
                            ------------------------------------
      instructions.

                                       or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                 PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

                                      PROXY
                     FIRST LITCHFIELD FINANCIAL CORPORATION

                         Annual Meeting of Shareholders
                                  May 20, 2009


 (1)     ELECTION OF DIRECTORS:
         To re-elect the following three (3) Directors to the Board of Directors each to serve for a term of three (3) years and until their successors are elected and qualified, as described in the Proxy Statement.
         Nominees: (01) Joseph J. Greco; (02) Perley H. Grimes, Jr., (03) Gregory S. Oneglia

         [  ]  FOR              [  ]  WITHHOLD             [  ]   FOR ALL EXCEPT

         INSTRUCTION: To withhold authority to vote for any individual mark "For All Except" and write that nominee's name in the space provided below.

         --------------------------------------------

(2)      APPOINTMENT OF AUDITORS:
         To ratify the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the year ending December 31, 2009.

         [  ]  FOR              [  ]  AGAINST              [  ]  ABSTAIN

(3)      NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE
         OFFICERS:
         To approve the compensation of the Company's Named Executive Officers in the Summary Compensation Table of the Company's Proxy Statement for the 2009 Annual Meeting of Shareholders, as described in the Executive Compensation Tables and the related disclosure contained in the Proxy Statement.

         [  ]  FOR              [  ]  AGAINST              [  ]  ABSTAIN

(4)      OTHER BUSINESS:
         To transact such other business as may properly come before the meeting, or any adjournments thereof. Management knows of no other business to be presented by or on behalf of the Company or its management at the meeting. However, if any other matters are properly brought before the meeting, the persons named in this Proxy or their substitutes will vote in accordance with the determination of a majority of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS (1), (2) & (3)

Mark here if you plan to attend the meeting                   [  ]
Mark here for address  change and note change                 [  ]

------------------------------------------

------------------------------------------

------------------------------------------


         DATE:                                  Please  be sure to sign and date
               --------------------             this Proxy in the box below.


                                                --------------------------------

                                                Please  sign   exactly  as  name
                                                appears. When shares are held in
                                                more  than one  name,  including
                                                joint tenants, each party should
                                                sign.  When signing as attorney,
                                                executor, administrator, trustee
                                                or guardian,  give full title as
                                                such.

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

               -------------------------------------------------

                 FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

                            PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:
1. By Mail; or
2. By Telephone (using a Touch-Tone Phone); or
3. By Internet.
A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., May 20, 2009. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone: Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., May 20, 2009:
                                 1-866-205-9073

Vote by Internet:  anytime prior to 3 a.m., May 20, 2009 go to
                      https://www.proxyvotenow.com/flfl.ob
                      ------------------------------------
Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

         ON-LINE ANNUAL MEETING MATERIALS: http://www.cfpproxy.com/4824
                                           ----------------------------

                             Your Vote is important!